Exhibit 32.1

Certification
Pursuant to Section 1350 of Chapter 63 of Title 18 of the
United States Code as Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

In connection with the filing of the quarterly report on Form 10-QSB of Biomass Processing Technology, Inc. (the “Company”) for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Larry W. Denney, Chairman, President, Chief Executive Officer and Chief Financial Officer of the Company, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. §1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 21, 2004	/s/ Larry W. Denney
	Name:	Larry W. Denney
	Title:	Chairman, President, Chief Executive Officer and Chief Financial Officer (principal executive officer and principal financial officer)

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